                                                                   Exhibit 10.27


          The security represented by this certificate was originally issued on December 12, 1997, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the Warrant Agreement, dated as of December 12, 1997 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

                           SCRIPTGEN PHARMACEUTICALS, INC.

                                STOCK PURCHASE WARRANT


Date of Issuance:  December 12, 1997                         Certificate No. W-1


          FOR VALUE RECEIVED, SCRIPTGEN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby grants to BIOCHEM PHARMA INC. or its registered assigns (the "Registered Holder") the right to purchase from the Company 1,428,258 shares of Warrant Stock at a price per share of US $4.38 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant (the "Warrant") in issued pursuant to the terms of the Warrant Agreement, dated as of December 12, 1997 (the "Warrant Agreement"), between the Company and a certain investor. Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  EXERCISE OF WARRANT.

          1A. EXERCISE PERIOD. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Warrant Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including 5 p.m., New York time on December 12, 2002 (the "Exercise Period").

          1B.  EXERCISE PROCEDURE.

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

          (b)  this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
     Section 7 hereof; and

          (d) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "Aggregate Exercise Price").

          (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

        (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance and except that the Company shall not be required to register under the Securities Act of 1933, as amended, any issuance of Warrant Stock, provided, that nothing herein shall affect the rights of the Investor under the Registration Rights Agreement dated of even date). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          1C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in EXHIBIT I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          1D. FRACTIONAL SHARES. If a fractional share of Warrant Stock would, but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

          Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this
Section 2, and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2. Capitalized terms not defined in this Section 2 shall have the meanings ascribed to them in the Company's Restated Articles of Incorporation (in the form attached as EXHIBIT C to the Stock Purchase Agreement dated of even date).

          2A. ADJUSTMENTS. The initial Exercise Price above shall be subject to adjustment from time to time and such exercise prices as adjusted shall likewise be subject to further adjustment, all as hereinafter set forth. The term "Current Exercise Price" shall mean, as of any time, the Exercise Price in case no adjustment shall have been required, or such conversion price as adjusted pursuant to this Section 2A, as the case may be.

          (i) If at any time after the date of issuance of the Warrant, the Company shall issue (x) any shares of Common Stock other than (A) Excluded Stock (as defined in (vi) below), (B) Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of this Warrant or (C) by way of dividend or other distribution on shares of Common Stock referred to in the foregoing clauses (A) and (B), or (y) any shares of a class or series convertible into Common Stock, other than the Preferred Stock (collectively, with the Common Stock, such "Securities"), for a consideration per share (the consideration in each case to be determined in the manner provided in (E) and (F) below) less than the Current Exercise Price in effect immediately prior to the issuance of such Securities, the Current Exercise Price in effect immediately prior to each such issuance shall forthwith (except as provided in subparagraph (ii) below) be reduced to a Current Exercise Price obtained by dividing an amount equal to the sum of

          (x) the total number of shares of Common Stock outstanding (including the number of shares of Common Stock into which the Warrant and the outstanding shares of Preferred Stock and other securities convertible into Preferred Stock are then directly or indirectly convertible) immediately prior to such issuance multiplied by the Current Conversion Price in effect immediately prior to such issuance, plus

          (y)  the consideration received by the Company upon such issuance,

               by

          (z) the total number of shares of Common Stock outstanding (including the number of shares of Common Stock into which the Warrant and the outstanding shares of Preferred Stock or other securities convertible into Preferred Stock are then directly or indirectly convertible) immediately after such issuance (including the number of shares of Common Stock into which such newly issued Securities are then convertible).

          (ii) For the purpose of any adjustment of the conversion price pursuant to Subsection 2A(i) above, the following provisions shall be applicable:

               (A) In the case of the issuance of options or warrants to purchase or rights to subscribe for Common Stock other than Excluded Stock (collectively, "Rights"), the aggregate maximum number of shares of Common Stock deliverable upon exercise of such Rights shall be deemed to have been issued at the time such Rights were issued, for a consideration equal to the consideration (determined in the manner provided in (E) and (F) below), if any, received by the Company on the issuance of such Rights, plus the minimum purchase price provided in such Rights for the Common Stock covered thereby; provided that such shares of Common Stock deliverable upon the exercise of such Rights shall not be deemed to have been issued unless such consideration per share would be less than the Current Exercise Price in effect on the date of and immediately prior to such issue. No further adjustment of the Current Exercise Price adjusted upon the issuance of such Rights shall be made as a result of the actual issuance of shares of Common Stock deliverable upon exercise of such Rights.

               (B) In the case of the issuance of securities by their terms convertible into or exchangeable for Common Stock other than Excluded Stock (collectively, "Convertible Securities"), or options or warrants to purchase or rights to subscribe for securities by their terms convertible or exchangeable for Common Stock other than Excluded Stock (collectively, "Related Rights"), the aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise of any such Convertible Securities or such Related Rights shall be deemed to have been issued at the time such Convertible Securities or such Related Rights were issued and for a consideration equal to the consideration received by the Company upon issuance of such Convertible Securities or such Related Rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion, exchange or exercise of such Convertible Securities or Related Rights (the consideration in each case to be determined in the manner provided in (E) and (F) below); provided that such shares of Common Stock deliverable upon such conversion, exchange or exercise of such Convertible Securities or Related Rights shall not be deemed to have been issued unless such consideration per share would be less than the Current Exercise Price in effect on the date of and immediately prior to such issue. No further adjustment of the Current Exercise Price adjusted upon the issuance of such Related Rights shall be made as a result of the actual issuance of such Convertible Securities deliverable upon exercise of such Related Rights.

               (C) On any change in the number of shares of Common Stock deliverable upon the exercise of such Rights or Related Rights or upon the conversion, exchange or exercise of such Convertible Securities or on any change in the minimum purchase price of such Rights, Related Rights or Convertible Securities other than a change resulting from the anti-dilution provisions of such Rights, Related Rights or Convertible Securities, the Exercise Price shall forthwith be readjusted to such Current Exercise Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or Convertible Securities not converted exchanged or exercised prior to such change, been made upon the basis of such change.

               (D) On the expiration of any such Rights, Related Rights or Convertible Securities, the Current Exercise Price shall forthwith be readjusted to such Current Exercise Price as would have obtained had the adjustment made upon the issuance of such Rights or Related Rights or the conversion, exchange or exercise of any such Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion, exchange or exercise of any such Convertible Securities.

               (E) In the case of the issuance of such Securities for cash, the consideration shall be deemed to be the amount of cash paid therefor (excluding amounts paid for accrued interest or accrued dividends).

               (F) In the case of the issuance of such Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company.

          (iii)If the Company declares a dividend or other distribution payable in such Securities or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Current Exercise Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determine by multiplying the Current Conversion Price by a fraction (x) the numerator of which shall be the total number of outstanding shares of such Securities immediately prior to such dividend, other distribution, subdivision or combination and (y) the denominator of which shall be the total number of outstanding shares of such Securities immediately after such dividend, other distribution, subdivision or combination.

          (iv) In the event the Company shall declare a dividend or otherwise distribute to the holders of its Common Stock shares of its capital stock (other than such Securities), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options, warrants or rights (excluding such Rights or Related Rights), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Current Exercise Price in effect thereafter shall be determined by multiplying the Current Exercise Price in effect immediately prior to such record date by a fraction (A) the numerator of which shall be an amount equal to the remainder of (x) the Current Market Price (as defined in (viii) below) determined immediately prior to such distribution of one share of Common Stock less (y) the fair value (as determined in good faith by the Company's Board of Directors) of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so dividended or distributed in respect of one share of Common Stock, as the case may be, and (B) the denominator of which shall be the Current market Price of one share of Common Stock determined immediately prior to such dividend or distribution. Such adjustment shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such dividend or distribution.

          (v) Whenever the Current Exercise Price shall be adjusted as provided in this Section 2A, the Company shall forthwith file, at the principal office of the Company or at such other place as may be designated by the Company, a statement, certified by the chief financial officer of the Company, show in detail the facts requiring such adjustment and the Current Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class mail, postage prepaid, to the Registered Holder at such holder's address as shown in the records of the Company.

          (vi) "Excluded Stock" shall mean up to 4,850,000 shares (such amount to be appropriately adjusted in the event of any stock dividend, stock split or combination, or similar recapitalization affecting the Common Stock) of Common Stock or options for the purchase thereof issued, sold or granted, in the past or future, by the Company to its employees, directors or consultants pursuant to bona fide employee stock purchase, option or similar benefit plans or other incentive programs or compensation arrangements approved by the Board of Directors of the Company.

          (vii)For the purpose of any computation pursuant to, subparagraph (iv) above, the "Current Market Price" at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending 15 business days before the date in question (as adjusted for any stock splits, stock dividends, combinations or recapitalization that took effect during such 30 business-day period). The closing price for each day shall be the last reported sales price on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading national securities exchange, the average of the last reported bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System, Inc., all as adjusted for stock splits, stock dividends, combinations or similar recapitalization that took effect during such 30 business-day period; PROVIDED, HOWEVER, that if the Common Stock is not traded in such a manner that the quotations referred to in this subparagraph (viii) are available for the period required hereunder, the Current market Price shall be deemed to be the fair value of such Common Stock ad determined in good faith by the Board of Directors of the Company.

          (viii)If any event occurs of the type contemplated by the provisions of this Section 2A but not expressly provided for by such provisions, then the Board of Directors of the Company will make an appropriate adjustment in the Current Exercise Price as to protect the rights of the holders of the Warrant; provided that no such adjustment will increase the Current Exercise Price except as otherwise permitted pursuant to subparagraph (iii) above or subparagraph
(c)(ii)(D) of this Section 2A or decrease the number of shares of Common Stock issuable upon exercise of the Warrant.

          2B. TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          2C. RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Rights or in Related Rights or (B) to subscribe for or purchase

Common Stock, Rights or Related Rights, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          2D. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holder) to insure that each of the Registered Holder the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Warrant Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holder's rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof which are then in effect shall thereafter be applicable to the Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Registered Holders of Warrants representing a majority of the Warrant Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          2E.  NOTICES.

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          2F.  TERMINATION.

          The provisions of Section 2A(i) and (ii), except to the extent necessary to effectuate the other provisions of this Warrant, shall terminate upon the closing of a Qualified Public Offering (as that term is defined in the Stockholders' Agreement, dated of even date). The provisions of Section 2A(i) and (ii) shall not apply to any securities issued by the Company in the Qualified Public Offering.

          Section 3. LIQUIDATING DIVIDENDS. If the Company declares a dividend upon the Common Stock (except a dividend payable in shares of Common Stock referred to in Section 2A(iii) payable otherwise than out of retained earnings, the Current Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced (but not below par value) by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Company. For the purposes of the foregoing, a dividend payable other than in cash shall be considered payable out of retained earnings only to the extent that such retained earnings are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or, if a record is not taken, the date as of which the holders of the Common Stock of record entitled to such dividend are to be determined. Appropriate readjustment of the per share Exercise Price shall be made in the event that any dividend referred to in this Section 3 shall be lawfully abandoned.

          Section 4. DEFINITIONS. The following terms have meanings set forth below:

          "COMMON STOCK" means, collectively, the Company's Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "WARRANT STOCK" means the Company's Common Stock, par value $.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

          Section 5. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

          Section 6. WARRANT TRANSFERABLE. The Registered Holder, by acceptance of this Warrant, agrees that this Warrant and the Warrant Stock issued upon exercise of this Warrant are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). Upon exercise of this Warrant, the Purchaser shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Stock is being acquired for investment and not with a view toward distribution or resale. The certificates representing the Warrant Stock (unless registered under the Securities Act) shall be stamped or imprinted with a legend substantially in the form enclosed herein. Subject to the foregoing, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

          Section 7. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 8. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be reasonably satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 9. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally sent by reputable overnight courier service (charges prepaid) and shall be deemed to have been given when so delivered or sent(i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 10. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Warrant Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing at least 60% of the shares of Warrant Stock obtainable upon exercise of the Warrants.

          Section 11. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

          Section 12. AMALGAMATION. The Company acknowledges that Registered Holder has advised it that it proposes to carry out a reorganization, including an amalgamation, pursuant to which, among other things, a corporation named BioChem Holdings Inc. (the "Successor") will own all of the assets and be liable for all liabilities of Registered Holder (the "Amalgamation"). The Company hereby agrees that, upon consummation of the Amalgamation, the Successor shall have all of the rights and obligations of Registered Holder as if Successor had executed this Agreement on the date hereof in lieu of Registered Holder, and that neither Registered Holder nor Successor shall be required to send any notice of any kind regarding the Amalgamation nor seek the consent of the Company to such Amalgamation.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                        SCRIPTGEN PHARMACEUTICALS, INC.


                                        By /s/ Mark T. Weedon
                                           ----------------------------
                                           Name:  Mark T. Weedon
                                           Title: President and Chief
                                                  Executive Officer


[Corporate Seal]

Attest:


/s/ Karen A. Hamlin
----------------------------
         Secretary

                                                                       EXHIBIT I

                                  EXERCISE AGREEMENT


To:                                                      Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-1), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                   Signature ____________________

                                   Address ______________________



                                                                      EXHIBIT II


                                     ASSIGNMENT

          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-1) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignee                  Address                       No. Of Shares
-----------------                  -------                       -------------




Dated:                             Signature _______________________

                                             _______________________

                                   Witness   _______________________